Exhibit 99.1

1 CREATE A COVER SLIDE Cadrenal Therapeutics, Inc. NASDAQ: CVKD March 2023

2 Cautionary Statement Concerning Forward Looking Statements This document contains forward - looking statements. In addition, from time to time, we or our representatives may make forward - looking statements orally or in writing. We base these forward - looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward - looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward - looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward - looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward - looking statement, including those risk factors disclosed in our Registration Statement on Form S - 1 filed with the Securities and Exchange Commission on January 17, 2023. Forward - looking statements are only predictions. The forward - looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

3 UPCOMING MILESTONES CLINICAL DATA MANAGEMENT, PRINCIPAL INVESTIGATOR & SCIENTIFIC ADVISORY BOARD TECARAFIN OPPORTUNITY AGENDA

4 4 CADRENAL Investment Case 1. Based upon 2019 study, adjusted for inflation. CADRENAL THERAPEUTICS’ asset , tecarfarin POSITIONED FOR FINAL, CONFIRMATORY PHASE 3 STUDY to establish the indication of prevention of systemic thromboembolism in patients with end - stage renal disease and atrial fibrillation ESRD + AFib There are NO EFFECTIVE TREATMENT OPTIONS for patients with ESRD + AFib $90M Invested to date $1B Peak U.S. annual market potential for tecarfarin for orphan indication 1 UP TO 11 Clinical trials >1,000 Subjects FDA Designations: Fast Track 2023 Orphan Drug 2019 Planned pivotal clinical trial: 492 subjects with one year of follow up • First patient in (FPI) to last subject final visit approximately 2 years, 3 months • Under Fast Track rolling submission anticipate NDA complete in under 3 years from study start

5 Tailored Regulatory Pathway for Patients with ESRD + AFib 5 Broad Label, All OAC Indications Broad Label, All OAC Indications With “Enriched Population” Orphan Drug Designation For ESRD Patients With AFib Regulatory Pathway For Tecarfarin 2006 - 2017 2017 - 2019 2019 - Current • ARYx Therapeutics (2006 - 2011) • Armetheon (2011 - 2017) • Armetheon/Espero BioPharma (2017 - 2019) • Armetheon/Espero BioPharma (2019 - 2020) • Cadrenal Therapeutics (January 2022 to Current) Cadrenal intends to follow the FDAs guidance (which granted tecarfarin orphan drug designation and subsequently granted Fast Track Designation) and that of industry leading cardiologists and nephrologists to pursue approval for tecarfarin in patients with ESRD + AFib to meet the widely acknowledged lack of effective alternative treatment options for this patient population.

6 6 THE PROBLEM No effective anticoagulant treatment options for patients with End - Stage Renal Disease AND Atrial Fibrillation ESRD + AFib

7 7 The presence of either chronic kidney disease (CKD) or AFib increases the risk of serious thromboembolic adverse clinical outcomes, such as stroke and death Trevor Mace - Brickman et al, The Risk of Stroke and Stroke Type in Patients With Atrial Fibrillation and Chronic Kidney Disease, Canadian Journal of Kidney Health and Disease , 2019, Volume 6: 1 – 9. ESRD + AFib DOUBLES the risk of stroke THE PROBLEM | No effective treatment options for patients with ESRD + AFib 2.23 3.36 3.83 4.10 4.27 0 1 2 3 4 5 >90 60-90 45-59 31-44 ≤30 Increased Stroke Risk Due to Worsening Renal Function in Patients with AFib eGF/ACR Risk of Stroke AFib the most common arrhythmia increases the risk of stroke 5X eGFR/ACR worsening renal function

8 HR (95% CI) Normal Kidney eGFR≥90m L/m in/m 2 No anticoagulation 1.00 (ref) Warfarin treatment 0.57 (0.43 - 0.76) ESRD eGFR <15m L/m in/m 2 No anticoagulation 1.00 (ref) Warfarin treatment 1.18 (0.58 - 2.40) 8 Bonde AN, et al. Renal Function and the Risk of Stroke and Bleeding in Patients With Atrial Fibrillation: An Observational Co hor t Study. Stroke . 2016;47(11):2707 - 2713. doi:10.1161/STROKEAHA.116.014422 1 https://jamanetwork.com/journals/jamanetworkopen/fullarticle/2763969 THE PROBLEM | No effective treatment options for patients with ESRD + AFib 0.4 0.8 1.6 AFib patients Antithrombotic Therapy ESRD + AFib patients NO EFFECTIVE THERAPIES Antithrombotic therapy is typically recommended to decrease this risk of stroke in AFib patients Warfarin Treatment and Stroke Risk In normal kidney function, warfarin REDUCES stroke risk In ESRD, warfarin DOES NOT REDUCE stroke risk 1

9 9 Warfarin (most common treatment) is difficult to control in ESRD patients due to metabolism via cytochrome P450 pathway 1 THE PROBLEM | No effective treatment options for patients with ESRD + AFib 14 11 18 36 0 10 20 30 40 50 eGFR ≥60 eGFR 45-59 eGFR 30-44 eGFR <30/Dialysis 1. Mandeep S. et al, Association Between Use of Warfarin for Atrial Fibrillation and Outcomes Among Patients With End - Stage Rena l Disease. A Systematic Review and Meta - analysis. JAMA Network Open . 2020;3(4):e202175. 2. Szummer K, Gasparini A, Eliasson S, et al. Time in Therapeutic Range and Outcomes After Warfarin Initiation in Newly Diagn ose d Atrial Fibrillation Patients With Renal Dysfunction. J Am Heart Assoc. 2017;6(3):e004925. Published 2017 Mar 1. doi:10.1161/JAHA.116.004925 GFR >45 GFR <30 Lower TTR (<60%) across lower eGFR strata 2 eGFR - categories (ml/min/1.73m 2 ) Time severely OUTSIDE of therapeutic range nearly 3X in pts with GFR <30

10 10 Despite the significantly increased risk of stroke in ESRD with AFib, most patients are not given warfarin due to the lack of evidence of benefit 1. Yoon CY, Noh J, Jhee JH, et al. Warfarin Use in Patients With Atrial Fibrillation Undergoing Hemodialysis: A Nationwide Popul ati on - Based Study. Stroke . 2017;48(9):2472 - 2479. doi:10.1161/STROKEAHA.117.017114 2. Randhawa MS, Vishwanath R, Rai MP, et al. Association Between Use of Warfarin for Atrial Fibrillation and Outcomes Among Pati ent s With End - Stage Renal Disease: A Systematic Review and Meta - analysis. JAMA Netw Open. 2020;3(4):e202175. doi:10.1001/jamanetworkopen.2020.2175 70.7% 29.3% 0% 20% 40% 60% 80% 100% Warfarin Non - user Warfarin User (N=9,974) 1 n= 7,053 2,921 78.0% 22.0% Warfarin Non - user Warfarin User (N=47,480) 2 n= 37,035 10,445 Use of warfarin in ESRD + AFib Patients 1 THE PROBLEM | No effective treatment options for patients with ESRD + AFib Most patients with ESRD + AFib are not prescribed ANY anticoagulation to reduce their risk of stroke

11 11 OUR SOLUTION Tecarfarin PHASE 3, FAVORABLE SAFETY PROFILE TARGETS Different metabolic pathway than the most commonly prescribed drugs for the treatment of thrombosis and AFib • Established similar MOA to warfarin • Elimination from body was not affected by severe kidney dysfunction • Demonstrated TTR > 72% vs anticoagulation control threshold of 70% WELL - TOLERATED In Phase 1, Phase 2, and Phase 2/3 clinical trials, healthy adult subjects and patients with CKD EVALUATED 11 clinical trials over 1,003 subjects Patients treated for at least 6 months 269 Patients treated for one year or more 129

OUR SOLUTION

600 Patient Randomized Controlled Trial Shows Tecarfarin is Well-Tolerated for Stroke and Thrombus Prevention, with Fewer Hemorrhagic Events

Tecarfarin had fewer thrombotic events compared to warfarin

Randomized, double-blind clinical trial

N=607
Patients with indications for chronic anticoagulation

Tecarfarin (n = 304)

Warfarin (n = 303)


Tecafarin
Warfarin
0
2
0
2
0
1
Ischemic Stroke
Deep Venous Thrombosis
Pulmonary Embolis

Tecarfarin treated subjects experienced fewer major hemorrhages than the warfarin treated patients

Whitlock RP, Fordyce CB, Midei MG, et al. A randomised, double blind comparison of tecarfarin, a novel vitamin K antagonist, with warfarin. The EmbraceAC Trial. *Thromb Haemost.* 2016;116(2):241-250. doi:10.1160/TH15-11-0910

CADRENAL THERAPEUTICS
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13 13 OUR SOLUTION Tecarfarin is Designed to be an Improvement to Warfarin Whitlock RP, Fordyce CB, Midei MG, et al. A randomized, double blind comparison of tecarfarin, a novel vitamin K antagonist, wit h warfarin. The EmbraceAC Trial. Thromb Haemost. 2016;116(2):241 - 250. doi:10.1160/TH15 - 11 - 0910 71.5 72.3 0 10 20 30 40 50 60 70 80 90 100 Warfarin (N=304) Tecarfarin (N=303) Time in Therapeutic Range (%) = 0.8% Percent Time in Therapeutic Range Based on Interpolated INR Tecarfarin was as effective as warfarin in patients with normal renal function Randomized, double - blind clinical trial N=607 Patients with indications for chronic anticoagulation Tecarfarin (n = 304) Warfarin (n = 303)

14 44 15 0 5 10 15 20 25 30 35 40 45 50 Warfarin Tecarfarin Percent Increase 20 - 8 -10 -5 0 5 10 15 20 25 Warfarin Tecarfarin Percent Increase/Decrease AUC t 1/2 Renal Failure Had a Significant Impact on Warfarin PK vs Tecarfarin Percent Increase in Exposure for Healthy Volunteer Subjects vs. Chronic Kidney Disease Subjects for (S) - Warfarin and Tecarfarin (n =23) OUR SOLUTION Albrecht D, Turakhia MP, Ries D, et al. Pharmacokinetics of Tecarfarin and Warfarin in Patients with Severe Chronic Kidney Di sea se. Thromb Haemost. 2017;117(11):2026 - 2033. doi:10.1160/TH16 - 10 - 0815

15 UPCOMING MILESTONES CLINICAL DATA MANAGEMENT, PRINCIPAL INVESTIGATOR & SCIENTIFIC ADVISORY BOARD TECARAFIN OPPORTUNITY AGENDA

16 Quang Pham CEO & Founder Espero BioPharma Lathian Systems Genentech Marine Corps Douglas Losordo, MD Chief Medical Officer Cardiologist, Global Head of R&D Director, Longeveron, Inc. (NASDAQ: LGVN) CMO, KBP BioSciences, Inc. CMO, Caladrius Biosciences (NASDAQ: CLBS) Professor of Medicine, NYU Langone Medical Center and Northwestern University Matthew Szot, CPA Chief Financial Officer S&W Seed Company (NASDAQ: SANW), CFO INVO Bioscience (NASDAQ: INVO), Chairman of Audit Committee SenesTech (NASDAQ: SNES), Chairman of Audit Committee Rip Curl, Inc., CFO KPMG Management

17 Principal Investigator and Scientific Advisory Board (SAB) Sean Pokorney MD, MBA Principal Investigator Cardiologist, electrophysiologist and researcher specializing in ESRD+AFib Duke University and Duke Clinical Research Institute (DCRI) SCIENTIFIC ADVISORY BOARD Christopher Granger, MD Professor of Medicine in the Division of Cardiology at Duke University Member, Duke Clinical Research Institute (DCRI) Elaine M. Hylek, MD, MPH Professor of Medicine, Boston University School of Medicine Director of the Thrombosis and Anticoagulation Service at Boston Medical Center (BMC) C. Michael Gibson, MD Professor of Medicine, Harvard Medical School Interventional Cardiologist, Beth Israel Deaconess Medical Center President & CEO, Baim Institute for Clinical Research Wolfgang C. Winkelmayer, MD, MPH Chief, Section of Nephrology, Professor of Medicine, Baylor University Director, Selzman Institute for Kidney Health Richard Whitlock, MD Cardiac Surgeon and Professor of Surgery, McMaster University Medical Center Investigator, Population Health Research Institute A. Michael Lincoff, MD Vice Chairman, Dept. of Cardiovascular Medicine, Cleveland Clinic Director of Clinical Research, Lerner Research Institute

18 UPCOMING MILESTONES CLINICAL DATA MANAGEMENT, PRINCIPAL INVESTIGATOR & SCIENTIFIC ADVISORY BOARD TECARAFIN OPPORTUNITY AGENDA

19 19 Planned Phase 3 Study Expected to be the FINAL STUDY required to seek regulatory approval o ACTOR - AF Study Anti - Coagulation with Tecarfarin on Outcomes in Renal Disease and Atrial Fibrillation o Phase 3 | 492 patients o Randomized, Double - Blind, Placebo - Controlled Outcomes Study – Tecarfarin vs. Placebo (not active control) – Subjects with End - Stage Renal Disease and Atrial Fibrillation not Currently Treated with Chronic Oral Anticoagulation

20 Tecarfarin vs. Placebo in Patients with ESRD and AFib Randomized, Double - Blind, Placebo - Controlled (no active control) Tecarfarin Phase 3 Trial Design Randomization stratified according to VKORC1 status Tecarfarin (n = 246) Placebo (n = 246) 12 - month follow - up for Primary Endpoint of time to combined endpoint of ischemic stroke or systemic embolism (80% power to detect a 25% treatment benefit) R 1:1 ESRD (eGFR < 15 mL/min/1.73 mm 2 ) documented chronic paroxysmal, persistent or permanent AFib Trial Sites: U.S. and Canada, ROW TBD Planned Enrollment N = 492

21 21 *Based upon 2019 study, adjusted for inflation U.S. ANNUAL MARKET POTENTIAL ESRD + AFib Orphan Pricing $65 per day (WAC) | $23,400 annually if approved by the FDA 1 UP TO BILLION* $

22 22 Targeted Patient Commercialization Opportunity 1. Source: DaVita Inc. 2020 Annual Report A study utilizing the Fresenius Medical Care North America ESRD database reported that some patients on dialysis received off - label dabigatran or rivaroxaban shortly after their marketing approval in the United States, and their use in this population was associated with poor outcomes Fresenius and DaVita operate 70% of the 6,800 outpatient dialysis centers in the U.S. on a combined basis Once advancing to ESRD: patients with ESRD+AFib receive dialysis 2 - 3 times a week Addressable patient population occurs at DaVita or Fresenius Dialysis Centers 70%

Tafamidis: Cardiovascular Orphan Drug Case Study

Vyndaqel (tafamidis meglumine) Vyndamax (tafamidis)

VYNDAQEL® (tafamidis meglumine) and VYNDAMAX® (tafamidis) are novel oral cardiovascular drugs approved by U.S. FDA in May 2019 for the treatment of cardiomyopathy caused by transthyretin amyloidosis (ATTR-CM)

ATTR-CM is a rare disease caused by the buildup of a protein called amyloid, which is made of transthyretin, in the main pumping chamber of the heart – which ultimately leads to cardiomyopathy and progressive heart failure

FoldRx → Pfizer

Developed by FoldRx with $88 million in private financing, before FoldRx was subsequently acquired by Pfizer

FDA DESIGNATIONS	**Orphan Drug, Fast Track, Priority Review & Breakthrough Therapy**
EXPEDITED APPROVAL	Based on ATTR-ACT trial (Transthyretin Amyloidosis Cardiomyopathy Clinical Trial) - randomized 441 patients to tafamidis or placebo for 30 months
INVESTIGATORS ASSESSED	All-cause mortality followed by CV hospitalizations
PRICE	$225,000 a year ($616/day) - *the most expensive CV drug*
YEAR 2 SALES FOLLOWING LAUNCH	$1.3 billion collectively for Vyndaqel® and Vyndamax®

1. Vyndaqel contains the micronized meglumine salt of tafamidis, while Vyndamax contains the free acid form of tafamidis.

CADRENAL THERAPEUTICS

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24 Cap Table Common Shares Outstanding 11,634,575 Preferred Shares Outstanding NONE Debt NONE Warrants - Underwriter 110,500 Stock Options Outstanding 1,100,000 Cap Table & Insider Ownership Insider Ownership (Common Stock) Named Executive Officers and Directors Quang Pham, CEO 6,300,000 Matthew Szot, CFO 500,000 John Murphy, Board 594,792 Steven Zelenkofske, Board 40,000 Glynn Wilson, Board 50,000 All Executive Officers and Directors 7,454,792 Insider Ownership as Percent of Shares Outstanding 64.1% Doug Losordo, CMO holds 300,000 options

Summary of Highlights

CADRENAL THERAPEUTICS ADVANTAGE

PORTFOLIO

- Phase 3 orphan drug candidate with IP rights in North America, Europe, Australia, Asia and Africa
- 7-year U.S. orphan drug marketing exclusivity potential upon orphan drug approval

R&D

- Retrometabolic design eliminates or minimizes the CYP450 metabolism in the liver

REGULATORY

- FDA orphan drug designation (2019) of tecarfarin for patients with ESRD + AFib
- FDA Fast Track designation (2023)

CLINICAL

- Expected single pivotal Phase 3 placebo-controlled trial remaining for tecarfarin (N=492), based on latest FDA correspondence
- Existing safety database with 1,003 subjects in 11 clinical trials

COMMERCIAL

- $1 billion U.S. annual market potential for tecarfarin drug candidate
- Over 70% of dialysis patients in the U.S. treated by two companies, DaVita and Fresenius

CADRENAL THERAPEUTICS
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26 26 CONTACT US Quang Pham CEO & Founder quang.pham@cadrenal.com Matthew Szot CFO matthew.szot@cadrenal.com

27 UPCOMING MILESTONES CLINICAL DATA MANAGEMENT, PRINCIPAL INVESTIGATOR & SCIENTIFIC ADVISORY BOARD TECARAFIN OPPORTUNITY AGENDA

28 Retrometabolic Drug Design Tecarfarin design: Metabolic clearance not hindered by the body by eliminating or minimizing its metabolism in the liver, thus avoiding the Cytochrome P450 (CYP450) pathway We believe this may allow elimination by large capacity and non - saturable tissue esterase pathways that exist throughout the body rather than just in the liver Eliminates or minimizes the Cytochrome P450 (CYP450) metabolism in the liver Metabolizes to a pharmacologically inactive, non - toxic, and easily - excreted end - product, which we call the “ideal metabolite” Results in decreased risk/occurrence of drug - drug interactions and a we believe will result in safer clearance from the body Novel therapeutic agent with a proven mechanism of action and cleaner metabolic profile Goal is to reduce risk of potential off - target and undesired side effects

29 Summary Table % change between Stage 4 CKD patients vs healthy subjects matched for each drug using a randomized crossover design (n=23) Tecarfarin (% change) (S) - Warfarin (% change) AUC +15% +44% C max +6% +7% t 1/2 - 8% +19% This study suggests that tecarfarin does not require any dose adjustments in renal impaired/CKD patients Tecarfarin Phase 1 PK Trial in Stage 4 CKD Patients Exposure increased 44% in Stage 4 CKD patients Plasma concentration and half - life increased in Stage 4 CKD patients Warfarin Elimination from the body was not affected by severe kidney dysfunction Half - life and the amount of drug in the body were similar in Stage 4 CKD patients and healthy subjects Tecarfarin Result Highlights

30 Tecarfarin Shows TTR Above Anticoagulation Control Threshold 0% 20% 40% 60% 80% 100% Overall (N=607) On CYP2C9 inhibiting drug (N=179) On CYP2C9 inhibitor with genetic variant (N = 55) 72.3% +0.8% △ Warfarin (p = 0.51) 76.5% +7.0% △ Warfarin (p = 0.09) 72.2% +2.3% △ Warfarin (p = 0.15) Tecarfarin percent time in therapeutic range (TTR) TTR of 70% or greater is generally accepted as the goal for stable anticoagulation with a VKA Source: EmbraceAC Review by Whitlock et al., 2016 o Tecarfarin vs warfarin trial o Randomized, double - blind trial designed to compare the quality of anticoagulation o Average TTR as measured by the International Normalized Ratio (INR) o Dosing managed by a centralized dose control center Phase 2/3 Trial Design Key Tecarfarin Findings: Demonstrated TTR >72% overall and across key subgroups Demonstrated trends suggesting improved TTR control i n key subgroups expected to do poorly with warfarin Demonstrated similar major bleeding as warfarin and no thrombotic events

31 Risk Factors Related to Our Business Our business is subject to several risks you should be aware of before making an investment decision These risks include the following: o Our success is primarily dependent on the successful regulatory approval and commercialization of our lead product candidate o Our approach to discovery and development is novel, unproven and may not result in a marketable product o We have no source of predictable revenue, have incurred significant losses since inception, may never become profitable and may incur substantial and increasing net losses for the foreseeable future as we continue the development of, and seek regulatory approval for our product candidate o If clinical trials of our product candidate fail to demonstrate safety and efficacy, we may be unable to obtain regulatory approvals to commercialize our product candidate o We are subject to regulatory approval processes that are lengthy, time - consuming and unpredictable. We may not obtain approval for our product candidate from the FDA or foreign regulatory authorities o Even if we obtain regulatory approval, the market may not be receptive to our product candidate o We may not be able to establish collaborative partnerships with other pharmaceutical companies, through which we expect to complete development of, obtain marketing approval for and, if approved, manufacture and market our product candidate o We may encounter difficulties satisfying the requirements of clinical trial protocols, including patient enrollment o We may face competition from other companies in our field or claims from third parties alleging infringement of their intellectual property

32 Term Abbreviation Atrial Fibrillation AFib Area Under the Curve AUC Chronic Kidney Disease CKD Maximum Serum Concentration C max Chemistry, Manufacturing and Controls CMC End Stage Renal Disease ESRD Half Life t 1/2 International Normalized Ratio INR Journal of the American Medical Association JAMA Left Ventricular Assist Device LVAD Major Adverse Cardiac Event MACE Mechanical Heart Valve MHV Mechanism of Action MOA New Drug Application NDA Oral Anticoagulation Therapy OAC Time in Therapeutic Range TTR Vitamin K Antagonist VKA Glossary of Terms